UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

ENERGY TRANSFER LP

(Exact name of registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive offices, including zip code)

(214) 981-0700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	ET	New York Stock Exchange
7.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETprC	New York Stock Exchange
7.625% Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETprD	New York Stock Exchange
7.600% Series E Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETprE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 14, 2022, Energy Transfer LP (the “Partnership”) completed the previously reported underwritten public offering (the “Offering”) of $1.0 billion aggregate principal amount of the Partnership’s 5.550% Senior Notes due 2028 (the “2028 Notes”) and $1.5 billion aggregate principal amount of the Partnership’s 5.750% Senior Notes due 2033 (together with the 2028 Notes, the “Notes”). The Notes were issued under the Indenture, dated as of December 14, 2022 (the “Indenture”), between the Partnership and U.S. Bank Trust Company, National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of December 14, 2022 (the “Supplemental Indenture”).

The Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (File No. 333-256668) of the Partnership, which became effective on June 1, 2021, as supplemented by the Prospectus Supplement, dated December 5, 2022, relating to the Notes (together with the accompanying prospectus, dated June 1, 2021, the “Prospectus Supplement”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on December 7, 2022. A legal opinion related to the Notes is included as Exhibit 5.1 hereto.

The terms of the Notes and the Supplemental Indenture are further described in the Prospectus Supplement under the captions “Description of the Notes” and “Description of Debt Securities.” Such descriptions do not purport to be complete and are qualified by reference to the Indenture and the Supplemental Indenture, copies of which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

4.1	Indenture, dated as of December 14, 2022, between Energy Transfer LP, as issuer, and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of December 14, 2022, between Energy Transfer LP, as issuer, and U.S. Bank Trust Company, National Association, as trustee.

4.3	Forms of Notes (included in Exhibit 4.2 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER LP

	By:	LE GP, LLC, its general partner

Date: December 14, 2022	/s/ Thomas E. Long
Thomas E. Long
Co-Chief Executive Officer